                          OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
                           Supplement dated March23, 2005 to the
                             Prospectus dated February 28, 2005

This supplement amends the Prospectus as follows:

     1. The sub-section captioned "The Manager's Fees", under the heading titled "How the
Fund is Managed" on page 14 is deleted in its entirety and replaced with the following:

Advisory Fees.  The Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.85% of the first $1 billion of average annual net assets of the Fund, 0.80% of the next $500 million, 0.75% of the next $500 million, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $500 million,
     0.55% of the next $500 million and 0.50% of average annual net assets in excess of $4 billion. The Fund's management fee for its last fiscal year ended October 31, 2004 was
     0.81% of average annual net assets for each class of shares.

     Effective January 1, 2005, the Manager voluntarily agreed to waive a portion of its advisory fee so that the management fee will not exceed the following percentage rates: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72%
     of the $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million,
     0.60% of the next $700 million, 0.58% of the next $1 billion and 0.56% of average annual net assets in excess of $2.5 billion. This voluntary undertaking may be amended or withdrawn by the Manager at any time.

March 23, 2005                                        PS0236.028